UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 19, 2005

                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                     0-13634                04 2744744
(State or other jurisdiction of    (Commission file number)    (IRS employer
 incorporation or organization)                                identification
                                                                  number)



            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
__Soliciting material pursuant to rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
__Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
__Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 19, 2005, MacroChem Corporation completed a private placement of 2,731,705 shares of common stock and five-year warrants to purchase 1,365,852 shares of the Company's common stock for approximately $815,000 in gross proceeds. The securities were sold in units, with each unit containing one share of common stock and a warrant to purchase one-half of a share of common stock. Institutional investors purchased 2,000,000 units at a purchase price per unit of $0.25, with the accompanying warrants having an exercise price of $0.35 per share. Certain of MacroChem's executive officers and directors purchased 731,705 units at a per unit purchase price of $0.4305, with the accompanying warrants having an exercise price of $0.52 per share. Copies of the Securities Purchase Agreements pursuant to which the securities were issued and sold are attached as exhibits to this Form 8-K. The Placement Agent for the transaction received a five-year warrant to purchase 50,000 shares of the Company's common stock at an exercise price of $0.35 per share.

The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and were sold in reliance upon the exemption from securities registration afforded by Regulation D under the Securities Act. All of the purchasers represented to the Company that they were "accredited investors", as defined in Rule 501 of Regulation D. In connection with the private placement, the Company entered into a Registration Rights Agreement with the purchasers, pursuant to which the Company is required to file a registration statement with the Securities and Exchange Commission covering the resale of the common stock sold and the shares issuable upon exercise of the warrants.

The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached to this Form 8-K as exhibits and are incorporated herein by reference. In addition, a copy of the press release issued by the Company in connection with the private placement is attached as Exhibit 99.1 to this Form 8-K.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 19, 2005, the Company received written notice from Nasdaq granting the Company an additional 180 calendar day compliance period, or until October 13, 2005, to regain compliance with the Nasdaq SmallCap Market's $1.00 minimum bid price requirement in accordance with Marketplace Rule 4310(c)(8)(D). As previously disclosed, Nasdaq notified the Company on October 18, 2004 that the bid price of the Company's common stock had closed below the minimum $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with a requirement for continued inclusion in The Nasdaq SmallCap Market under Marketplace Rule 4310(c)(4). In accordance with Marketplace Rule 4310(c)(8), the Company was provided 180 calendar days, or until April 18, 2005, to regain compliance. In order to regain compliance, the company must demonstrate a closing bid price for its common stock of $1.00 per share or more for a minimum of 10 consecutive business days.

A copy of the press release issued by the Company regarding the written notice from Nasdaq is attached as Exhibit 99.2 to this Form 8-K.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure under Item 1.01 of this Form 8-K is also responsive to this Item
3.02 and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

       10.1 Securities Purchase Agreement, dated as of April 19, 2005, by and between the Company and the institutional investors listed on the signature pages thereto.

       10.2 Securities Purchase Agreement, dated as of April 19, 2005, by and between the Company and the directors and officers of the Company listed on the signature pages thereto.

       10.3 Registration Rights Agreement, dated as of April 19, 2005 by and among the Company and the purchasers listed on the signature page thereto.

       10.4   Form of Common Stock Purchase Warrant.


       99.1   Press Release.


       99.2   Press Release.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACROCHEM CORPORATION



Dated:  April 22, 2005                     By:  /s/ Bernard R. Patriacca
                                               ---------------------------
                                                Name: Bernard R. Patriacca
                                                Title:  Vice President,
                                                Chief Financial Officer
                                                and Treasurer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


       10.1 Securities Purchase Agreement, dated as of April 19, 2005, by and between the Company and the institutional investors listed on the signature pages thereto.

       10.2 Securities Purchase Agreement, dated as of April 19, 2005, by and between the Company and the directors and officers of the Company listed on the signature pages thereto.

       10.3 Registration Rights Agreement, dated as of April 19, 2005 by and among the Company and the purchasers listed on the signature page thereto.

       10.4   Form of Common Stock Purchase Warrant.


       99.1   Press Release.


       99.2   Press Release.